UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 3, 2022

ATLASSIAN CORPORATION
(Exact Name of Registrant as Specified in its Charter)
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Delaware		001-37651	88-3940934
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

350 Bush Street, Floor 13
San Francisco,	California		94104
(Address of principal executive offices)			(Zip Code)
(415) 701-1110
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	TEAM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
As previously announced, Atlassian Corporation, a Delaware corporation (the “Company”), has become the ultimate parent company of Atlassian Corporation Plc, a public company limited by shares incorporated under the laws of England and Wales (“Atlassian UK”), and its subsidiaries pursuant to a court-approved scheme of arrangement under Part 26 of the UK Companies Act 2006 (the “Scheme”), as part of Atlassian UK’s previously announced intention to change its corporate domicile to the United States (the “U.S. Domestication”). As a result of the completion of U.S. Domestication, the Company will be transitioning its accounting standards from International Financial Reporting Standards (“IFRS”) to U.S. generally accepted accounting principals (“U.S. GAAP”). On October 3, 2022, the Company posted a presentation in the Investor Relations section of its website at https://investors.atlassian.com, which summarizes the primary impacts of the transition from IFRS to U.S. GAAP and presents a summary of certain of the Company’s financial results under both IFRS and U.S. GAAP. A copy of the presentation is attached to this Current Report on Form 8-K as Exhibit 99.1. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1*	Investor Presentation, dated October 3, 2022.
104.1	Cover Page Interactive Data File (formatted as Inline XBRL).

* Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLASSIAN CORPORATION

Date:	October 3, 2022	By:	/s/ Stan Shepard
Stan Shepard
General Counsel